SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2005

Health Enhancement Products, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30415                                                               87-0699977

(Commission File Number)                         (I.R.S. Employer Identification No.)

7740 East Evans Rd., Suite A100, Scottsdale, AZ     85260

         (Address of Principal Executive Offices)        (Zip Code)

(480) 385-3800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02.    Departure of Principal Officer

On July 15, 2005 Kevin C. Baer resigned his position as Executive Vice President of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2005	HEALTH ENHANCEMENT PRODUCTS, INC.

By /s/ Howard R. Baer
Howard R. Baer, CEO

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